Exhibit 99.1

Investor Contact: Steve Keenan
(314) 719-1755
InvestorRelations@Olin.com

News

Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

OLIN UPDATES FIRST QUARTER OUTLOOK

Clayton, MO, March 16, 2021 – Olin Corporation (NYSE: OLN) announced today an updated outlook for the first quarter 2021.

Olin’s Freeport, Texas facility was affected by Winter Storm Uri and was forced to halt production due to the lack of electrical power, natural gas, and other raw materials. All of Olin’s Freeport operations were impacted. In addition, production at Olin’s Plaquemine, Louisiana; St. Gabriel, Louisiana; Oxford, Mississippi; and McIntosh, Alabama facilities were also negatively impacted. As a result, by February 18, 2021, Olin declared Force Majeure on all chemical product shipments from North America. While our facilities have returned to operation, product supply constraints are expected to continue.

Prior to the financial impact of Winter Storm Uri, Olin’s first quarter 2021 adjusted EBITDA was expected to be in the $400 to $425 million range, which compares to fourth quarter 2020 adjusted EBITDA of $246.2 million and first quarter 2020 adjusted EBITDA of $122.8 million. Olin now expects first quarter 2021 adjusted EBITDA to be in the $475 to $500 million range; this forecast includes a net one-time benefit associated with Olin’s customary financial hedges and contracts maintained to provide protection from rapid and dramatic changes in energy costs, partially offset by unabsorbed fixed manufacturing costs, reduced profit from lost sales, and storm-related maintenance costs. This first quarter 2021 outlook has further potential upside associated with the final settlement of these one-time items associated with Winter Storm Uri.

“During first quarter 2021, all of our businesses were able to amplify our ever-evolving winning model, which we expect to result in a significant improvement in forward quarterly adjusted EBITDA from fourth quarter 2020 levels,” remarked Scott Sutton, Olin President and Chief Executive Officer. “Our dedicated employees are motivated and focused on exercising Olin’s leadership across its chemicals and ammunition landscape to enhance shareholder value.”

COMPANY DESCRIPTION

Olin Corporation is a leading vertically-integrated global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. The chemical products produced include chlorine and caustic soda, vinyls, epoxies, chlorinated organics, bleach and hydrochloric acid. Winchester’s principal manufacturing facilities produce and distribute sporting ammunition, law enforcement ammunition, reloading components, small caliber military ammunition and components, and industrial cartridges.

Visit www.olin.com for more information on Olin.
Non‐GAAP Financial Measures
Olin’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net income (loss) plus an add-back for depreciation and amortization, interest expense (income), income tax expense (benefit), other expense (income), restructuring charges, goodwill impairment charges and certain other non-recurring items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors as a supplemental financial measure to assess the financial performance without regard to financing methods, capital structures, taxes, or historical cost basis. The use of non-GAAP financial measures is not intended to replace any measures of performance determined in accordance with GAAP and Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
Reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are omitted from this release because Olin is unable to provide such reconciliations without the use of unreasonable efforts. This inability results from the inherent difficulty in forecasting generally and quantifying certain projected amounts that are necessary for such reconciliations. In particular, sufficient information is not available to calculate certain adjustments required for such reconciliations, including interest expense (income), income tax expense (benefit), other expense (income) and restructuring charges. Because of our inability to calculate such adjustments, forward-looking net income guidance is also omitted from this release. We expect these adjustments to have a potentially significant impact on our future GAAP financial results.

FORWARD-LOOKING STATEMENTS
This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.
We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “outlook,” “project,” “estimate,” “forecast,” “optimistic,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The payment of cash dividends is subject to the discretion of our board of directors and will be determined in light of then-current conditions, including our earnings, our operations, our financial conditions, our capital requirements and other factors deemed relevant by our board of directors. In the future, our board of directors may change our dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.
The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including without limitation the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2020, include, but are not limited to, the following:
Business, Industry and Operational Risks
•sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us;
•declines in average selling prices in the chlor alkali industry and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;
•unsuccessful implementation of our operating model, which prioritizes Electrochemical Unit (ECU) margins over sales volumes;
•our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation;
•failure to control costs or to achieve targeted cost reductions;
•higher-than-expected raw material, energy, transportation, and/or logistics costs;
•the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards;
•the failure or an interruption of our information technology systems;

•our substantial amount of indebtedness and significant debt service obligations;
•the negative impact from the COVID-19 pandemic and the global response to the pandemic;
•weak industry conditions affecting our ability to comply with the financial maintenance covenants in our senior secured credit facility;
•the loss of a substantial customer for either chlorine or caustic soda could cause an imbalance in customer demand for these products;
•failure to attract, retain and motivate key employees;
•risks associated with our international sales and operations, including economic, political or regulatory changes;
•the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in our pension plan;
•adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital;
•our long-range plan assumptions not being realized causing a non-cash impairment charge of long-lived assets;
Legal, Environmental and Regulatory Risks
•new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities;
•changes in, or failure to comply with, legislation or government regulations or policies, including changes within the international markets in which we operate;
•unexpected litigation outcomes;
•costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; and
•various risks associated with our Lake City U.S. Army Ammunition Plant contract, including performance and compliance with governmental contract provisions.
All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.

2021-07